UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):       March 7, 2007
DIETRICH INDUSTRIES, INC. SALARIED EMPLOYEES’ PROFIT SHARING PLAN

(Exact name of registrant as specified in its charter)

Not Applicable	333-126177	31-1189815

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Grant Street, Suite 2226, Pittsburgh, PA	15219-2502

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:       (614) 438-3210
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.
McCrory & McDowell LLC (“McCrory”) was previously the principal accountants for the Dietrich Industries, Inc. Salaried Employees’ Profit Sharing Plan (the “Plan”). By letter dated March 28, 2007, the client-auditor relationship between McCrory and the Plan was terminated.
The audit reports of McCrory on the financial statements of the Plan as of and for the plan years ended December 31, 2005 and 2004 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the plan years of the Plan ended December 31, 2005 and 2004, and through March 28, 2007, (a) there were no disagreements with McCrory on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures with respect of the Plan, which, if not resolved to McCrory’s satisfaction, would have caused McCrory to make reference to the subject matter of the disagreement in connection with McCrory’s reports on the Plan’s financial statements; and (b) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of SEC Regulation S-K.
The Administrative Committee which administers the Plan provided McCrory with a copy of the foregoing disclosures and requested that McCrory furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not McCrory agrees with the aforementioned statements. A copy of the letter furnished by McCrory in response to that request is included as Exhibit 16 to this Current Report on Form 8-K.
Meaden & Moore, Ltd. has been engaged as the independent registered public accounting firm of the Plan’s financial statements commencing with the audit of the financial statements for the plan year ended December 31, 2006. The Administrative Committee which administers the Plan approved the appointment of Meaden & Moore, Ltd. as the principal accountants for the Plan effective as of March 7, 2007.
During the plan years of the Plan ended December 31, 2005 and 2004 and through March 7, 2007, neither the Administrative Committee which administers the Plan nor anyone else on the Plan’s behalf consulted with Meaden & Moore, Ltd. with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, in respect of the Plan, or (ii) the type of audit opinion that might be rendered on the Plan’s financial statements; or (iii) any of the other matters or events described in Items 304(a)(2)(i) and 304(a)(2)(ii) of SEC Regulation S-K as they may relate to the Plan.
Item 9.01. Financial Statements and Exhibits.
(a)-(c)      Not applicable.

(d) Exhibits:

Exhibit No.	Description

16	Letter to the Securities and Exchange Commission from McCrory & McDowell LLC, dated May 30, 2007
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Administrative Committee which administers the Dietrich Industries, Inc. Salaried Employees’ Profit Sharing Plan has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

DIETRICH INDUSTRIES, INC. SALARIED EMPLOYEES’ PROFIT SHARING PLAN

Date: May 30, 2007	By:	/s/Dale T. Brinkman

Printed Name: Dale T. Brinkman

	Title:	Member of the Administrative Committee which administers the Dietrich Industries, Inc. Salaried Employees’ Profit Sharing Plan

INDEX TO EXHIBITS
Current Report on Form 8-K

Exhibit No.	Description

16	Letter to the Securities and Exchange Commission from McCrory & McDowell LLC, dated May 30, 2007